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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                        ARIZONA LAND INCOME CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                         ARIZONA LAND INCOME CORPORATION

                           NOTICE AND PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 15, 2003


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of ARIZONA LAND INCOME CORPORATION (the "Company") will be held at 2999 North 44th Street (6th Floor Conference Room), Phoenix, Arizona, at 2:00 p.m., Mountain Standard Time, on May 15, 2003. The Annual Meeting will be for purposes of:

     1. Electing three  directors to the Board of Directors for one-year  terms;
and

     2. Transacting such other business as may properly come before the Annual Meeting.

     The Record Date for Shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 31, 2003.

     Enclosed with this notice is the Company's 2002 annual report, including financial statements, and the Company's proxy statement.

     WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT IN THE ACCOMPANYING ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON. YOUR PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS.

                                        On Behalf of the Board of Directors

                                        /s/ Thomas R. Hislop

                                        Thomas R. Hislop
                                        Chairman of the Board, Vice President,
                                        Chief Financial Officer and Treasurer

April 14, 2003

                         ARIZONA LAND INCOME CORPORATION

                             2999 NORTH 44TH STREET
                                    SUITE 100
                             PHOENIX, ARIZONA 85018
                                 (602) 952-6800

                              --------------------

                                 PROXY STATEMENT
                              --------------------

                             SOLICITATION OF PROXIES


     This Proxy Statement is furnished to the shareholders of ARIZONA LAND INCOME CORPORATION (the "Company") in connection with the solicitation, by the Board of Directors of the Company, of proxies to be voted at the Annual Meeting of Shareholders to be held at 2999 North 44th Street (6th Floor Conference
Room), Phoenix, Arizona, at 2:00 p.m., Mountain Standard Time, on May 15, 2003 (the "Annual Meeting"). The Company anticipates mailing the proxy materials on or about April 14, 2003 to holders of record of the Company's Class A Common Stock and Class B Common Stock at the close of business on March 31, 2003 ("Shareholders").

     A person giving the enclosed proxy has the power to revoke it at any time before it is exercised by either: (i) attending the Annual Meeting and voting in person; (ii) duly executing and delivering a proxy bearing a later date; or
(iii) sending written notice of revocation prior to the Annual Meeting to the Secretary of the Company at 2999 North 44th Street, Suite 100, Phoenix, Arizona 85018.

     The Company will bear the cost of soliciting proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation materials to Shareholders. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegram.

     If the enclosed proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, it will be voted as specified in the proxy, unless it is properly revoked prior thereto. If no specification is made in the proxy, the shares will be voted for the election of each of the nominees for director named below and, with respect to any other matters which may come before the Annual Meeting, at the discretion of the proxy holders.

                          VOTING SECURITIES OUTSTANDING

     Only holders of record of the Company's Class A and Class B Common Stock at the close of business on March 31, 2003, will be entitled to vote at the Annual Meeting. As of March 31, 2003, there were 1,851,025 shares of Class A Common Stock outstanding and 100 shares of Class B Common Stock outstanding, each of which is entitled to one vote, and all of the shares of Class B Common Stock were owned by YSP Holdings, Inc., the Company's sponsor in its initial public offering of Class A Common Stock. Provided a quorum exists, the affirmative vote of the holders of a majority of the shares present at the Annual Meeting, whether in person or by proxy, and entitled to vote shall be required for approval of the matters to be voted on at the Annual Meeting other than the election of directors. A quorum is present if at least a majority of the outstanding shares of Class A and Class B Common Stock on the record date are present in person or by proxy.

     Pursuant to the provisions of the Arizona Business Corporation Act and the Company's Bylaws, in any election of directors, each shareholder is entitled to cumulative voting at such election. Thus, each shareholder may cast as many votes in the aggregate as that shareholder is entitled to vote, multiplied by the number of directors to be elected. Shareholders may cast their votes for a single candidate or may distribute their votes among two or more candidates. To be elected, directors must receive a plurality of the shares present and voting in person or by proxy, provided a quorum exists. A plurality means receiving the largest number of "for" votes, regardless of whether that is a majority.

     Those who fail to return a proxy or to attend the Annual Meeting will not count towards determining any required plurality, majority or quorum. Shareholders and brokers returning proxies or attending the Annual Meeting who abstain from voting on a proposition will count towards determining a plurality, majority or quorum for that proposition.

                              ELECTION OF DIRECTORS

PROPOSED ELECTION

     At the Annual Meeting, three directors are to be elected to serve a one-year term or until their successors are duly elected and qualified. The Company's Bylaws provide that a majority of the Board of Directors must not be affiliated, directly or indirectly, with ALI Advisor, Inc., the Company's advisor (the "Advisor"), and must not perform any other services for the Company, except as a director of the Company ("Unaffiliated Directors").

     Burton P. Freireich and Robert Blackwell currently serve as the Company's Unaffiliated Directors. The present terms of Messrs. Freireich and Blackwell will expire at the Annual Meeting. Messrs. Freireich and Blackwell have been unanimously nominated for re-election as directors. Mr. Thomas R. Hislop, the Company's Chairman of the Board, has also been unanimously nominated for re-election as a director. Mr. Hislop's term also expires at the Annual Meeting. Each of the nominees has consented to serve as a director if elected. If elected, the nominees will serve until the 2004 Annual Meeting of Shareholders or until their successors are elected and qualified.

     The shares represented by the enclosed proxy will be voted for the election as directors of the three nominees named above, unless a vote is withheld from any or all of the individual nominees. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other persons as may be determined by the holders of such proxy. The three nominees receiving the highest number of votes cast at the Annual Meeting will be elected.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

     THOMAS R. HISLOP, age 54, has served as Chairman of the Board of the Company since September 22, 1988, and as Vice President, Chief Financial Officer and Treasurer of the Company since its inception. Mr. Hislop is Chief Executive Officer and a director of Peacock, Hislop, Staley & Given, Inc. ("PHS&G"), where he has been employed since that company's inception in 1989. Prior to that date, Mr. Hislop was a director of Young, Smith & Peacock, Inc. ("YSP"), where he was employed from 1967 to 1989.

     BURTON P. FREIREICH, age 78, has served as an Unaffiliated Director of the Company since September 9, 1991. Mr. Freireich is currently retired. Prior to retirement, Mr. Freireich was an owner of News-Suns Newspaper from 1960 to 1984. Mr. Freireich is a graduate of the University of Illinois and has resided in Arizona since 1950.

     ROBERT BLACKWELL, age 80, has served as an Unaffiliated Director of the Company since May 12, 1992. Mr. Blackwell has extensive experience in managing assets for various trusts, and is currently self-employed as a manager of various trust portfolios. He has been involved with real estate in Arizona for more than twenty-five years. Mr. Blackwell is a native of Kansas. He is a graduate of the University of Kansas and has resided in Arizona since 1957.

OTHER EXECUTIVE OFFICERS

     The following biographical information is furnished with respect to each of the Company's executive officers who are not nominees for election as a director at the Annual Meeting.

     DAVID W. MILLER, age 54, has served as Secretary of the Company since his election to such office on September 22, 1988. Mr. Miller has served as Managing Director, Chief Financial Officer and Secretary of PHS&G since June 1989. Prior to that date, Mr. Miller served in various capacities with YSP, where he was employed from 1971 until he joined PHS&G.

     BARRY W. PEACOCK, age 65, has served as the Company's President since its inception in September 1988. Mr. Peacock has served as Chairman of the Board of PHS&G since that company's inception in 1989. Mr. Peacock served as a senior executive with YSP from 1964 to 1989.

     LARRY P. STALEY, age 60, has served as the Company's Vice President since its inception in September 1988. Mr. Staley is Vice Chairman of the Board of PHS&G, a position he has held since June 1989. Prior to that date, Mr. Staley served in various capacities with YSP, where he was employed from 1973 to 1989.

MEETINGS OF THE BOARD OF DIRECTORS

     During 2002, the Board of Directors met on four occasions. All members of the Board attended more than 75% of the meetings which occurred during their term as directors.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company does not maintain a compensation committee (see the discussion on page 8 under "Compensation of Officers and Directors"), nor does it maintain a standing nominating committee of the Board of Directors. The Board of Directors of the Company met on March 27, 2003, and appointed a nominating committee for the sole purpose of making recommendations to the Board concerning the selection of nominees for director to stand for election at the Annual Meeting. Upon making its proposals concerning such nominees to the Board of Directors, the nominating committee was dissolved. The Company will consider director nominees recommended by shareholders, but does not solicit the names of potential nominees from shareholders. Shareholders wishing to submit director nominee recommendations to the Company must follow the procedures set forth in the discussion on page 11 under "Submission of Shareholder Proposals."

     The Company maintains an Audit Committee of the Board of Directors, comprised of the Company's Unaffiliated Directors, Messrs. Freireich and Blackwell, both of whom are "independent" as that term is defined by the rules of the American Stock Exchange. The Audit Committee reviews the financial statements of the Company and considers such other matters in relation to the internal and external audit of the financial affairs of the Company as may be necessary or appropriate in order to facilitate accurate and timely financial reporting. It also meets with management and the independent auditor to review the results and scope of the audit and the services provided by the independent auditor. The Company's Board of Directors has adopted a written charter for the Audit Committee, a copy of which was filed as Appendix A to the Company's 2001 proxy statement. The Audit Committee met on March 27, 2003 in connection with the independent audit conducted by Epstein, Weber & Conover, P.L.C., the Company's independent public accountants, of the Company's operations through December 31, 2002. See "Report of Audit Committee" and "Appointment of Independent Auditor" herein.

                            REPORT OF AUDIT COMMITTEE

     As contemplated by its charter, the Company's Audit Committee (the "Committee") has reviewed and discussed the Company's audited financial statements with management. Additionally, the Committee has discussed with Epstein, Weber & Conover, P.L.C. ("Epstein, Weber & Conover"), the Company's independent auditor for 2002, the matters that are required to be discussed by Statement on Auditing Standards 61, "Communication with Audit Committees" (as may be modified or supplemented), and matters regarding the quality of the Company's financial reporting. Epstein, Weber & Conover has provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions With Audit Committees" (as may be modified or supplemented), and the Committee discussed with the independent auditor of their independence.

     In reliance on the reviews and discussions referred to above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in its charter, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the

Company's annual report on Form 10-KSB for the 2002 fiscal year for filing with the Securities and Exchange Commission.

     The foregoing report is submitted by Messrs. Freireich and Blackwell who constitute the Audit Committee.

AUDITOR INDEPENDENCE

     During the year ended December 31, 2002, Epstein, Weber & Conover, P.L.C. did not provide to the Company any professional services other than auditing the Company's financial statements for 2002.

                     CATEGORY                          AGGREGATE FEES
                     --------                          --------------

     Audit Fees                                            $ 6,000
     Financial Information Systems Design and
     Implementation Fees                                         0
     All Other Fees                                              0

                       APPOINTMENT OF INDEPENDENT AUDITOR

     On July 2, 2002, the Company's Board of Directors, in consultation with its Audit Committee, decided to dismiss its independent auditor, Arthur Andersen LLP ("Arthur Andersen"). The Board subsequently engaged the services of Epstein, Weber & Conover as the Company's new independent auditor. The change in auditors became effective July 2, 2002.

     The audit reports of Arthur Andersen on the Company's consolidated financial statements of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years ended December 31, 2000 and 2001, and through the date of the Board's decision to terminate the engagement of Arthur Andersen as the Company's independent public accountants, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports on the Company's consolidated financial statements for such years.

     None of the reportable events described under Item 304(a)(1)(iv) of Regulation S-B occurred during the Company's two most recent fiscal years ended December 31, 2000 and 2001, or through the date of the Board's termination of Arthur Andersen.

     During the Company's two most recent fiscal years ended December 31, 2000 and 2001, and through the date of the Board's decision to hire Epstein, Weber & Conover, the Company did not consult Epstein, Weber & Conover with respect to any of the matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.

     The Board of Directors anticipates that representatives of Epstein, Weber & Conover will be present at the Annual Meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate shareholder questions.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such reports are filed on Form 3, Form 4, and Form 5 under the Exchange Act. Directors, executive officers and greater-than-10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 3, 4, or 5 were required for those persons, the Company believes that all directors, executive officers, and greater-than-10% beneficial owners have complied with all Section 16(a) filing requirements applicable to such persons or entities during the 2002 fiscal year.

                     COMPENSATION OF OFFICERS AND DIRECTORS

     The Company has no salaried employees. In return for their services as Unaffiliated Directors of the Company, Messrs. Freireich and Blackwell receive an annual fee of $10,000, a meeting fee of $400 for each meeting the Board of Directors attended, and a fee of $100 for each meeting of the Board conducted by telephone. Mr. Hislop does not receive compensation for his services as a director of the Company. The Company reimburses all directors for expenses incurred in connection with their duties as directors of the Company.

                             EXECUTIVE COMPENSATION

     The table below sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 2002, 2001 and 2000, of those persons who were, at December 31, 2002 (i) the chief executive officer and (ii) the other four most highly compensated executive officers of the Company:

                           SUMMARY COMPENSATION TABLE

Name and                                                            All Other
Principal Position                                 Year          Compensation(1)
------------------                                 ----          ---------------

Thomas R. Hislop                                   2002              $ 4,320
  Chairman of the Board, Vice President,           2001                6,091
  Chief Financial Officer and Treasurer            2000                7,482

----------
(1) The Company has no salaried employees. See "Compensation of Officers and Directors" above. However, under an Advisory Agreement with the Advisor, the Company pays the Advisor a servicing fee for servicing the Company's first mortgage loans. See "Certain Relationships and Related Transactions" on page 11 of this Proxy Statement. Mr. Hislop is Treasurer, Vice President and a director of the Advisor and functions as its Chief Executive Officer. Although Mr. Hislop received no salary from the Advisor in 2002, 2001 or 2000, 25% of the 2002, 2001 and 2000 servicing fees, $17,281, $24,363 and
     $29,927, respectively, have been attributed to Mr. Hislop for disclosure purposes.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth, as of March 24, 2003, certain information concerning beneficial ownership of the Company's Class A Common Stock by (i) each director and nominee, (ii) all of the Company's directors, nominees and executive officers as a group, and (iii) each person known to the Company to own beneficially more than 5% of the Company's Class A Common Stock:

                                            Amount and Nature of     Percent of Class A
Name and Address of Beneficial Owner      Beneficial Ownership(1)       Common Stock
------------------------------------      -----------------------       ------------
DIRECTORS AND EXECUTIVE OFFICERS:

Thomas R. Hislop(2)(3)                              1,000                    *
Burton P. Freireich(2)                            125,000                  6.4%
Robert Blackwell(2)(4)                              4,000                    *
Barry W. Peacock(2)(5)                             41,500                  2.1%
Larry P. Staley(2)(6)                              17,668                    *
David W. Miller(2)(7)                               1,500                    *
All directors, nominees and executive             190,668                  9.8%
officers as a group (6 persons)

5% HOLDERS:

Lourde John Constable(8)                          279,950                 15.1%
Constable Partners, L.P.(9)                       241,200                 13.0%
Phillip and Linda Barkdoll(10)                    189,296                  9.7%
12003 S. Montezuma Court
Phoenix, Arizona 85004

----------
*    Less than one percent

(1) The inclusion herein of any shares of common stock does not constitute an admission of beneficial ownership of such shares, but is included in accordance with rules of the Securities and Exchange Commission.

(2) The address for Messrs. Hislop, Freireich, Blackwell, Peacock, Staley and Miller is 2999 North 44th Street, Suite 100, Phoenix, Arizona 85018.

(3) Includes 1,000 shares held in the Carol Cain Trust of which Mr. Hislop is Trustee.

(4) Includes 2,900 shares held in the Robert and Beverly Blackwell Family Trust, and 1,100 shares held in Mr. Blackwell's Individual Retirement Account.

(5) Includes 31,500 shares held in the Peacock, Hislop, Staley & Given, Inc. Profit Sharing Plan and Trust #1 for the benefit of Mr. Peacock.

(6) Includes 2,400 shares held in the Peacock, Hislop, Staley & Given, Inc. Profit Sharing Plan and Trust #4 for the benefit of Mr. Staley; 15,168 shares held by Mr. Staley and his wife; and 100 shares held in the investment account of Mr. Staley's wife.

(7) Includes 500 shares held in a custodial account for Mr. Miller's daughter for which account Mr. Miller serves as custodian.

(8) Based on the information provided in the fifth amendment to the Schedule 13G filed jointly by Lourde John Constable, and Constable Partners, L.P. with the Securities and Exchange Commission on February 13, 2003. Lourde John Constable has shared voting and dispositive power with respect to 279,950 shares. The address of Lourde John Constable and Constable Partners, L.P. is 5 Radnor Corp. Center, 100 Matsonford Road, Suite 520, Radnor, Pennsylvania, 19087.

(9) Based on the information provided in the fifth amendment to the Schedule 13G filed jointly by Lourde John Constable and Constable Partners, L.P. with the Securities and Exchange Commission on February 13, 2003. Constable Partners, L.P. has shared voting and dispositive power with respect to 241,200 shares. The address of both entities is provided in footnote 8 above.

(10) Includes 175,000 shares held by the Barkdoll Family Trust, of which Mr. and Mrs. Barkdoll are the Trustees and sole beneficiaries, and 14,296 shares held in Mrs. Barkdoll's personal IRA account.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Hislop is Vice President, Treasurer and a director of the Advisor. Barry Peacock, the Company's President, is President, Chief Executive Officer and a director of the Advisor. Larry Staley, the Company's Vice President, is Secretary and a director of the Advisor. Under the Company's Advisory Agreement with the Advisor, the Company pays the Advisor a servicing fee for servicing the Company's first mortgage loans. Messrs. Hislop, Peacock and Staley collectively own all of the issued and outstanding stock of the Advisor. The servicing fee is payable quarterly and equals 1/16 of 1% of (i) the aggregate outstanding loan balance of the first mortgage loans in the Company's mortgage loan portfolio, and (ii) the recorded value of property acquired by the Company through foreclosure, as of the first day of each fiscal quarter. During 2002, the Company paid the Advisor a servicing fee of $17,281.

     The Company has also agreed to pay the Advisor an advisory fee for aiding the Company in developing investment policies and analyzing and recommending investments to the Company. The advisory fee is payable in any quarter at the end of which the shareholders' cumulative return on capital investment as of the end of such quarter exceeds 12.7%. Such advisory fee, when payable, will equal 30% of the Company's available cash in excess of that necessary to provide shareholders with a cumulative return on capital investment in excess of 12.7%. To date, the Company has not accrued or paid an advisory fee to the Advisor.

     The Company has also agreed to reimburse the Advisor quarterly for other expenses incurred in servicing the Company's first mortgage loans, such as legal, accounting and transfer agent fees and copying and mailing costs incurred in preparing and mailing periodic reports to shareholders. To date, the Company has not reimbursed the Advisor for any such expenses.

     The Company's Advisory Agreement with the Advisor expired by its own terms on June 13, 1991. However, the Company and the Advisor have agreed to continue to operate as if the terms and conditions of the Advisory Agreement are still in effect.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

     From time to time, shareholders seek to nominate directors or to present proposals for inclusion in the proxy statement and form of proxy, or otherwise for consideration at the annual meeting. To be included in the proxy statement or considered at an annual meeting, you must timely submit nominations of directors or other proposals to the Company in addition to complying with certain rules and regulations promulgated by the Securities and Exchange
Commission.   We  must  receive   proposals  for  our  2004  annual  meeting  of
shareholders no later than December 18, 2003, for possible inclusion in the proxy statement relating to such meeting. Direct any proposals, as well as related questions, to the Company's Secretary at the address set forth on the first page of this proxy statement.

     Shareholders who intend to present a proposal at the 2004 annual meeting of shareholders without inclusion of such proposal in the Company's proxy statement are required to provide notice of such proposal to the Company no later than March 4, 2004. If the date of our 2004 annual meeting of shareholders is more than 30 calendar days before or after the date of our 2003 meeting, your notice of a proposal will be timely if we receive it by the close of business on the tenth day following the day we publicly announce the date of our 2004 meeting. If we do not receive notice of your proposal within this time frame, our management will use its discretionary authority to vote the shares it represents as the Board of Directors may recommend.

                                 OTHER BUSINESS

     The Annual Meeting is being held for the purposes set forth in the Notice which accompanies this Proxy Statement. As of the date of this Proxy Statement, the management of the Company has no knowledge of any business which will be presented for consideration at the Annual Meeting other than as set forth in the Notice. As to other business, if any, that may properly come before the Annual Meeting, or any adjournments thereof, it is intended that the proxies hereby solicited will be voted with respect to such business in accordance with the judgment of the proxy holders.

                    DELIVERY OF DOCUMENTS TO SECURITY HOLDERS

     Pursuant to the rules of the Securities and Exchange Commission, outside shareholder communication services are permitted to deliver to two or more shareholders sharing the same address a single copy of each of the Company's annual report to shareholders and proxy statement. Upon written or oral request, the Company will deliver a separate copy of the annual report to shareholders and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify us of their requests by calling
(602) 952-6800 or by writing us at the address stated below.

     THE COMPANY INTENDS TO MAIL A COPY OF CERTAIN PORTIONS OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 TO EACH SHAREHOLDER WHOSE PROXY IS SOLICITED HEREBY. UPON THE WRITTEN REQUEST OF ANY SUCH SHAREHOLDER, THE COMPANY WILL PROVIDE THE COMPANY'S COMPLETE ANNUAL REPORT ON FORM 10-KSB TO SUCH SHAREHOLDER AT NO CHARGE. SHAREHOLDERS SHOULD DIRECT THEIR REQUESTS FOR SUCH ANNUAL REPORT TO ARIZONA LAND INCOME CORPORATION, 2999 NORTH 44TH STREET, SUITE 100, PHOENIX, ARIZONA 85018


ATTENTION: MR. DAVID W. MILLER, SECRETARY, OR TELEPHONE US AT (602) 952-6800.

                                        By Order of the Board of Directors,

                                        /s/ Thomas R. Hislop

                                        Thomas R. Hislop
                                        Chairman of the Board

Proxy -- Arizona Land Income Corporation
--------------------------------------------------------------------------------

PHOENIX, ARIZONA
REVOCABLE PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS - MAY 15, 2003.

The undersigned hereby appoints Thomas R. Hislop, Burton P. Freireich, and Robert Blackwell, and each of them, as proxies, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Shareholders of ARIZONA LAND INCOME (the "Company"), to be held on May 15, 2003, and at any adjournment or postponement thereof and authorizes them to vote at such meeting, as designated on the reverse side of this form, all the shares of common stock of the Company held of record by the undersigned on March 31, 2003.

Your vote is important. Please sign and date on the reverse and return promptly to Computershare Services, LLC in the enclosed envelope, so that your shares can be represent at the meeting.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF EACH DIRECTOR NOMINATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


(Continued, and to be signed and dated, on reverse side)

                                        [ ]  Mark this box with an X if you have
                                             made changes to your name or
                                             address details above.

--------------------------------------------------------------------------------
Annual Meeting Proxy Card
--------------------------------------------------------------------------------

A    Election of Directors

1.   The Board of Directors recommends a vote FOR the listed nominees.

                             For    Withhold
                             All       All      For, except vote withheld from the following nominee(s)

01 - Thomas R. Hislop        [ ]       [ ]      [ ] __________________________________________________

02 - Burton P. Freireich     [ ]       [ ]      [ ] __________________________________________________

03 - Robert Blackwell        [ ]       [ ]      [ ] __________________________________________________

B    Other Business

                                                                            FOR      AGAINST    ABSTAIN
2.   Vote upon such other business, in accordance with their discretion,    [ ]        [ ]        [ ]
     as may properly come before the Meeting.

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as name appears. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized partner. If a joint tenancy, all joint tenants must sign.

Signature 1 - Please keep     Signature 2 - Please keep
signature within the box      signature within the box        Date (mm/dd/yyyy)
----------------------------  ------------------------------  ------------------
                                                                    /    /
----------------------------  ------------------------------  ------------------